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                                                                    EXHIBIT 99.1


                                  CERTIFICATION
                  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
          ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER
                       63 OF TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of eXegenics Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:        08/09/02           /s/ RONALD L. GOODE
                                 -----------------------------
                                 RONALD L. GOODE
                                 [PRINCIPAL EXECUTIVE OFFICER]


Dated:        08/09/02           /s/ JOAN H. GILLETT
                                 -----------------------------
                                 JOAN H. GILLETT
                                 [PRINCIPAL FINANCIAL OFFICER]


         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.